Courageous Innovation Dedicated to Bringing Game-Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally

2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward Looking Statement Ocugen - March 2026

Pioneering biotechnology company leading the way to address major blindness diseases with novel modifier gene therapy Leader in Ophthalmology Gene Therapy

4 Introduction We're Here to Make an Impact Through Courageous Innovation Dedicated to Bringing Game-Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally Respect Integrity Teamwork Accountability Headquarters, Malvern, PennsylvaniaGMP Facility Values Ocugen - March 2026

Pipeline

Targeting Three Biologics License Applications (BLAs) in Three Years

Program		Phase I / Phase II / Phase III	Target BLA/ MAA* Submission
OCU400 Retinitis Pigmentosa 300,000 (U.S. + EU)	Gene-agnostic targeting >100 genes, broad indication **Designations:** RMAT[1], ODD[2], OMPD[3] & ATMP[4]	Phase 3 Enrollment Completed; Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	2026 Rolling Submission
OCU410ST Stargardt Disease 100,000 (U.S. + EU)	ABCA4-associated retinopathies caused by 1,200+ mutations **Designation:** ODD, RPDD[5] & OMPD	Phase 2/3 Pivotal Confirmatory Clinical Trial in Progress	2027
OCU410 Geographic Atrophy 2-3 million (U.S. + EU)	Advanced dry age-related macular degeneration (dAMD) **Designation:** ATMP	Plan to Initiate Phase 3 in 2026	2028

* Market Authorization Application will follow BLA submission

[1] Regenerative Medicine Advanced Therapy (RMAT); [2] Orphan Drug Designation (ODD); [3] Orphan Medicinal Product Designation (OMPD); [4] Advance Therapy Medicinal Products (ATMP); [5] Rare Paediatric Disease Designation (RPDD);

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Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions Modifier Gene Therapy Platform

Problem

No therapy available for many retinal diseases, specially inherited retinal diseases such as RP, Stargardt and others

Most retinal therapies treat symptoms or target single genes, **leaving millions with progressive vision loss** and no effective, lasting treatment options.


Diseased retina
ONL
INL
Healthy retina
OS
ONL
OPL
INL
GCL

3million+

people living with retinal disease globally

[1] Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision: The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/
[2] https://www.nature.com/articles/s41434-024-00440-6

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Traditional therapy has limited therapeutic potential Traditional therapy can only target one single gene at a time, limiting therapeutic potential. Problem 8 of all human proteins are expressed in the retina genes are highly specialized to it, interacting through complex pathways mutations affecting the retina have already been identified 65% 785 250+ Photoreceptor development Inflammation and cell survival Phototransduction Cone cell development Metabolism Ocugen - March 2026

9 The Solution is a Gene-Agnostic Approach Solution Our breakthrough technology is designed to address rare diseases and complex diseases Targeting master regulators Master regulators control entire gene networks. By targeting them, Ocugen’s gene therapy platform addresses the root cause of IRDs and multifactorial diseases (e.g dAMD). Gene-Agnostic Multifactorial Durable Effect Broad Impact Ocugen - March 2026

Key Attributes of AAV5 vector: • Non-integrating Vector • Enhanced Tissue Specificity • High Transduction Efficiency • Long Term Gene Expression • Low Immunogenicity The Platform Product Highlights: • Novel Gene Agnostic Therapy • Broad Patient Eligibility • Durable Benefit • Favorable Safety & Tolerability • Proven Clinical Efficacy Modifier Gene Therapy: A Platform Technology Based on AAV5 Vector and Nuclear Hormone Receptor Genes 10Ocugen - March 2026

OCU400 Retinitis Pigmentosa (RP) Broad indication, gene-agnostic, targets 100+ genes

OCU400

First-in-Class Gene Therapy for Retinitis Pigmentosa

Retinitis Pigmentosa

Retinitis Pigmentosa (RP) is a group of rare, inherited retinal diseases caused by mutations in over 100 genes, leading to progressive vision loss and, in many cases, blindness.

1.6 million
globally suffer from RP

1
approved treatment available

Market Potential

U.S. + EU

298,000
Patients going untreated



2,000
Luxturna® only addresses one gene (RPE65)

$52M peak annual sales

OCU400

One product for all 100 genes delivered via a single, subretinal injection

Regulatory Milestones
(Anticipated)

2026
Phase 3 trial underway – largest orphan gene therapy trial for RP

- Enrollment Completed
- Manufacturing process validation

Rolling Submission U.S. (BLA) Followed by EU (MAA)

Designations

- FDA (RMAT + ODD)
- EMA (ATMP+ OMPD)

Regenerative Medicine Advanced Therapy (RMAT); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD); EAP= Expanded Access Program

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13 Long-Term Durability, Safety and Tolerability Data at 3 Years Year 1 Year 2 Year 3 0 5 10 15 Year 1 Year 2 Year 3 0 5 10 15 OCU400 demonstrated a durable improvement in visual function (LLVA) in all evaluable treated subjects at 3 Yr when compared to untreated eyes Mean Change in LLVA (ETDRS Letters) from Baseline Results from Phase 1/2 Study Improvement in visual function in treated eyes when compared to untreated eyes, demonstrates gene -agnostic Mechanism of Action 0 Severe Adverse Events Reported related to OCU400 88 % treated evaluable subjects demonstrated improvement or preservation in visual function compared to untreated eyes at 3 Years M e a n ∆ L L V A ( ± S E M ) fr o m B L (T re a te d -U n tr e a te d ) M e a n ∆ L L V A ( ± S E M ) f ro m B L (T re a te d -U n tr e a te d ) Multiple Mutations RHO Evaluable, consented subjects for multiple mutations at Year 1 (N=11), Year 2 (N=11), Year 3 (N=8) LogMar equivalent of ETDRS letters are represented for Year 3 Improvement or Preservation in evaluable Treated Eyes Preservation = -/+4 letters from Baseline, Improvement: ≥5 Letters from Baseline Clinically meaningful Clinically meaningful

OCU400

Phase 3 liMeliGhT Trial—Largest RP Data Set

Phase 3 Study Design

MTD

Determined in Phase 1/2

140 RP patients

2:1 ratio

2 **Treatment Group**

2.5×10^{10} vg per eye 250 μL

1 **Control Group**

No Treatment

Endpoints

Target Population

Early- to late-stage disease in broad RP population including pediatrics (3+ years)

Primary

12-month change in function vision assessed by LDNA*

Improvement in Lux Level in LDNA from baseline to 12 months

Secondary

Visual function improvement in treated eye vs. control eye

Assessed by **Low Luminance Visual Acuity (LLVA)**

Exploratory:
Patient Global Impression of Change (PGIC)

Top Genes Associated with RP


USH2A
23.8%
Other
39.7%
RHO
11.2%
RPGR/
XLRP
8.5%
EYS
6.5%
PRPH2
5.6%
RP1
4.7%

Patients with mutations in the following genes were enrolled in OCU400 Trial

RHO	XLRP (RPGR)	USH2A	EYS	RP1	PRPF31
PDE6A	NR2E3	ABCA4	RP2 (XLRP)	FAM161A	ADGRV1
PDE6B	SAG	TULP1	TRNT1	CWC27	IMPG2
PRPF3	BBS2	GNB3	CRB1	GPR179	PROM1
IMPDH1	RBP3	ESPN	MKS1	RP1L1	SNRNP200
PRPH2	NPHP3	CERKL	C2ORF71	ARL2BP	INPP5E

*LDNA= Luminance Dependent Navigation Assessment is a mobility test administered on a maze under different lux levels

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OCU410ST Stargardt Disease ABCA4 -associated retinopathies >1,200 mutations

OCU410ST

First-in-Class Gene Therapy for Stargardt Disease

Stargardt Disease

A rare IRD associated with 1,200+ mutations of the *ABCA4* gene

1 million
globally suffer from *ABCA4*-associated retinopathies

0
approved treatments available

Market Potential

U.S. + EU

100,000
Potential Patients

100%
of Patients going untreated

OCU410ST

for upregulation of networks of key genes improving the cell environment and survival with a single, subretinal injection

Regulatory Milestones

(Completed/anticipated)

- **2025**
  Initiated pivotal Phase 2/3
- **2026**
  Complete enrollment
  Interim analysis
- **2027**
  Topline Data, BLA submission

Designations

- FDA (RPDD + ODD)
- EMA (ATMP+ OMPD)

Advanced Therapeutic Medicinal Product (ATMP); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD)

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OCU410ST

GARDian3- Phase 2/3 Pivotal Confirmatory Trial

Trial Design

MTD
Established in Phase 1

Randomized 2:1 (N=51)

17
Control Group
No Treatment

34
Treatment Group
3×10^{10} vg per eye in 200 µL

DSMB
4-week Data Reviews
First 17 | Second 17 | All Subjects

DMC
Interim-Data Analysis

Endpoints

Target Population

Early- to late-stage disease population
Including pediatrics (3+ years)

Primary

12-month change in atrophic lesion size from baseline vs. control

Measured in mm^2 by fundus autofluorescence (FAF)

Secondary

Functional improvement in vision vs. control eye

Assessed by LLVA and BCVA

EZ analysis (exploratory)

Adaptive design with sample size re-estimation [Mid-2026]

Interim Analysis: 24 subjects complete 8 months post-OCU410ST (16 treated and 8 controls)

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18 Phase 1 GARDian1 Trial Demonstrated Clinically Meaningful Benefit OCU410ST Treated Eyes Untreated Eyes Atrophic Lesion Growth* 54% slower compared to untreated eyes Visual Function* 100% Stabilized or Improved compared to untreated eyes Nearly 1-line gain In visual acuity compared to untreated eyes Improvement1 from Baseline Decrease from Baseline Stabilization Improvement or Preservation in evaluable Treated Eyes Preservation = -/+4 letters from Baseline, Improvement: ≥5 Letters from Baseline No Serious Adverse Events Reported N=6 N=6 *Khanani et al., Nature Eye, January 10, 2026 (https://doi.org/10.1038/s41433-025-04202-5 ) Ocugen - March 2026

OCU410ST

Why EZ?

What is Ellipsoid Zone (EZ)

- EZ is a hyperreflective band representing photoreceptor inner/outer segment junction
- Indicates photoreceptor health line OCT
- Biomarker for photoreceptor structural integrity and metabolic health
- EZ disruption precedes RPE loss and visible atrophy in GA and Stargardt disease

Structure-Function Correlation

- EZ loss predicts future visual acuity decline and impacts functional outcomes

Why it Matters: Early and Sensitive Detection

- EZ changes occur before visible RPE atrophy expansion in GA progression
- Enables earlier intervention and more sensitive treatment effect detection in GA and Stargardt
- Correlates to earlier functional therapeutic benefit (effect as early as 1 year) compared to other measures such as visual acuity (effect ≥ 2 years)

Proven Success in Recent Trials

- EZ metrics predicted treatment response in high-EZ/RPE ratio eyes as well as it is clinically meaningful
- EZ is established as clinically relevant AMD/GA endpoint


Parafoveal Area (PAA) (>1mm to ≤3mm)
CS (≤1mm diameter)

Normal/Intact Ellipsoid Zone

Source : Velaga et al., BMJ Open Ophthalmology 2021

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Data points at 12M (N=6, 3 Low Dose, 2 Med Dose, 1 High Dose) CFB= Change from Baseline, EZ preservation/restoration = ≤ +0.5 mm²/year For N=6 Subjects; 1 High dose subject with loss-to-follow up, 1 High dose subject with cataract and 1 Med dose subject with foveal detachment during surgery were not included in the analysis M12 -2 -1 0 1 2 E Z a re a l o s s ( m m 2 ) M e a n ( ± S E M ) c h a n g e f ro m B L Treated Eye Untreated Fellow Eye • 116% relative decline in EZ loss rate with treatment • Untreated eyes show expected disease decline/atrophy 116% relative reduction in EZ in treated eyes vs. untreated eyes OCU410ST Treatment Provides Retinal Structural Preservation by Reducing EZ Loss & Photoreceptor Degeneration – Phase 1 GARDian Trial OCU410ST 20Ocugen - March 2026

OCU410 Geographic Atrophy Advanced dry age-related macular degeneration (dAMD)

OCU410

First-in-Class Gene Therapy for GA Patients

Geographic Atrophy

Geographic Atrophy (GA) is an advanced form of dry AMD. GA causes irreversible degeneration of retina cells in the macula, leading to loss of central vision.

~8 million

globally suffer from advanced dAMD

2

approved treatments available that address only 1 of the 4 pathways involved in disease progression

Market Size

U.S. + EU

2-3M

Patients

Approved Products in US

SYFOVRE® and IZERVAY®

>$1B combined annual sales

OCU410



Designed to address all four pathways associated with GA without 6-12 injections per year and related side effects

Regulatory Milestones

(Anticipated)

- **2026** Phase 2 Topline data released
- **2026** Initiate Phase 3
- **2027** Complete enrollment
- **2028** Topline data, BLA submission

Designations

✓✓ EMA (ATMP)

Recent Milestone

Positive Preliminary 12-month Phase 2 data

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23 1Akula et al. Gene Ther 2024; MOA= Mechanism of Action: a nti-drusen activity (improves retinal function), anti -inflammatory (suppresses inflammation in HMC3 cells), anti -oxidative (impr oves ARPE19 cell survival), anti - complement (increases Cd59 protein) OCU410 Aims to Disrupt GA Treatment Driven by a Novel MOA Driving global change at the patient level (2-3M patients in U.S. and EU ) GA Patient Experience RORA 4-way MOA1 Addresses all disease pathways – marketed therapies only address the complement system Ocugen - March 2026 OCU410

OCU410

Phase 2 ArMaDa Trial: To Assess Safety and Efficacy of OCU410 in GA

Target Population: Geographic atrophy secondary to dry AMD

Randomization

1:1:1

17	17	17
Medium Dose	**High Dose**	**Control Group**
1x 10^{10} vg per eye, 200 µL	3x 10^{10} vg per eye, 200 µL	No Treatment

Endpoints

Primary: Change in GA lesion size measured in mm^2 by FAF at Month 12

Exploratory: EZ preservation (correlates to visual function)

Phase 2 (ArMaDa Trial): NCT06018558

Key Protocol Inclusion Criteria:

- Subjects 50 years and older
- BCVA of ≥21 ETDRS Letters
- Total GA area ≥2.0 and ≤ 20.5 mm2 (1 to 8 disk areas)
- GA within foveal and nonfoveal region
- CNV in fellow eye is not exclusionary
- Subjects who had a history of pegcetacoplan or avacincaptad pegol use were enrolled with 3M washout period

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25 Retinal Vasculitis and/or Retinal Vascular Occlusion Choroidal Neovascularization (CNV) Intraocular Inflammation Ischemic Optic Neuropathy Treatment Emergent Serious Adverse Events Treatment Emergent Adverse Events C onsidered Severe OCU410 Med Dose (N=16) Endophthalmitis and Retinal Detachments Adverse Events (AE), Serious AEs, Adverse Event of Special Interest (AESI) 0 0 1* 0 0 0 0 OCU410 High Dose (N=16) Control (N=13) 0 0 2* 0 0 0 0 0 0 1* 1# 0 0 0 # Intraocular Inflammation deemed related to study procedure – resolved *CNV reported as AEs were not related to OCU410 based on DSMB review No OCU410 -related SAEs and AESIs reported to date Phase 2 Safety and Tolerability Data Ocugen - March 2026 OCU410

OCU410 Phase 2 Data Show Significant Reduction in Lesion Size at 12 Months References: Apellis OAKS/DERBY (Heier et al, Lancet), Iveric GATHER 2 (Liao 2023, Khanani 2024, Lancet/Ophthalmology), Natural History Meta -analysis (Fleckenstein 2018, Ophthalmology). Cha nge from Baseline for OCU410 was against ArMaDa control subjects; Dropout rates for approved therapies reported after 10 injections (PIPER|SANDLER Industry Note, June 2025); OCU410 Optimal Dose = Medium Dose Potentially addresses current unmet need in treating GA: • Potential one-and-done treatment for life versus 6-12 injections per year • May overcome up to 40% drop-out reported in the current standard of care Topline, 12-month efficacy results in Phase 1 and Phase 2: • Promising efficacy in Phase 1 and Phase 2 • Apparent structural preservation on GA lesion • EZ preservation may support visual function Topline data suggests favorable safety and tolerability profile: • No SAEs and AESIs deemed related to OCU410 % Reduction in lesion size compared to control in reported studies 1.0 1.5 2.0 2.5 Pegacetacoplan Monthly @ 24M Pegacetacoplan EOM @ 24M Avacincaptad pegol @ 12M OCU410 - Optimal dose @ 12M Control (Natural History) -22% -19% -15% -31% M ea n C ha ng e of G A Ar ea (m m ²) fr om B L 26Ocugen - March 2026 OCU410

0.0 0.5 1.0 1.5 2.0 2.5 3.0 G A L e s io n A re a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f ro m B L Control Medium Dose High Dose 12 Months Natural History Lesion Size 31%, 16% reduction in medium, high dose group, respectively compared to control 27 OCU410 Provides Treatment Benefit at 12 Months For lesion criteria (≥2.5 mm 2 and ≤17.5mm2 ) evaluable subjects (N=39)include controls (N=12), medium dose (N=16), and high dose (N=11) and for lesion criteria (≥5 mm 2 and ≤17.5mm2, N=31 ) Controls (N=9), medium dose (N=13) and high dose (N=9). References for Natural History: Mones and Biarnes, 2018, TVST, N=117 Lesion ≥5 mm2 and ≤17.5mm2 (N=31) Lesion Size 33%, 31% reduction in medium, high dose group, respectively compared to control Lesion ≥2.5 mm2 and ≤17.5mm2 (N=39) (Lesion criteria in pivotal trials supporting approval) 0.0 0.5 1.0 1.5 2.0 2.5 G A L e s io n A re a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f ro m B L Control Medium Dose High Dose 12 Months Natural History -16% -31% 12 Months -31%-33% Lesion Size 18% reduction in treated eyes compared to controls Overall Analysis (N=42) ≥2.0 mm2 and ≤20.5mm2 Approved products: • Avacincaptad pegol at 12M (15%) • Pegcetacoplan EM at 24M (22%) 0.0 0.5 1.0 1.5 2.0 2.5 12 Months Control OCU410 - Overall Treated (Medium+High Dose) G A L e s io n A re a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f ro m B L -18% 12 Months Ocugen - March 2026 OCU410

0 10 20 30 12 Months Control Medium Dose Lesion Size 31% reduction in medium dose group compared to control Treatment Benefit with Optimal Dose (Medium) in Phase 2 ArMaDa Trial References for Natural History: Mones and Biarnes , 2018, TVST, N=117; For Primary Endpoint analysis evaluable subjects include controls (N=12) and medium dose (N=16); for EZ loss analysis, Contro ls (N=12) and medium dose (N=13) GA Lesion ≥2.5 mm 2 and ≤17.5mm2 (Lesion criteria in prior pivotal trials supporting approval); FAF= Fundus Autofluorescence; SD -OCT= Spectral Domain Optical Co herence Tomography; Primary analysis conducted by MMRM and p -value <0.05 EZ loss 27% slower in treated eyes compared to control 0.0 0.5 1.0 1.5 2.0 2.5 G A L e s io n A re a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f ro m B L Control Medium Dose 12 Months Natural History -31% Exploratory Endpoint - Ellipsoid Zone Loss (SD-OCT; N=25) (Correlates to Visual Function) -27% Primary Endpoint – Change in GA Lesion Area (FAF; N=28) EZ A re a lo ss (% ) C ha ng e fr om B Lp < 0.05 Ocugen - March 2026 28 OCU410

29 OCU410 Optimal Dose Demonstrates Consistent Treatment Benefit at 12 Months (Preliminary vs Final Analysis) References for Natural History (dotted line above) : Mones and Biarnes, 2018, TVST, N=117 0 1 2 3 4 G A L es io n A re a (m m 2 ) M ea n (± S E M ) c ha ng e fro m B L Medium Dose-Topline Controls-Preliminary Analysis Medium Dose-Preliminary Analysis Controls-Topline Natural History -31% -35% Ocugen – OCU410 Phase 2 Topline Results -54% -32% against NH -36% against NH N=5 N=10 N=10N=12 N=12 N=16 • Study demographic representative of GA Natural History progression • Study control consistent with Natural History Lesion growth rate thus validating treatment benefit OCU410

Clinical Effects Observed with OCU410 Treatment in GA Participants


Responder Rates by Threshold
Reduction Threshold
≥10%
≥20%
≥30%
≥40%
≥50%
69%
62%
55%
38%
31%
0
20
40
60
80
100
Proportion of Responders (%)

Efficacy Highlights (N=42)

- Robust response – 55% achieved ≥30% reduction
- Central therapeutic benefit – median 33% reduction
- Superior to natural history ($p<0.05$ vs natural history/control)

Fisher's exact $p<0.05$ vs. Natural History

Ocugen – OCU410 Phase 2 Topline Results
30

OCU410

Ocugen Hopes to Deliver on Its Promise to Transform the Treatment Landscape for Patients with GA

OCU410 potentially creates a new standard of care



- **First-in-class** RORA MOA designed to support central retina and photoreceptor integrity
- **Promising Phase 2 results** indicate 31% reduction in lesion size and 27% slower EZ loss
- **Potential to eliminate treatment burden** and patient fatigue to reduce treatment attrition
- **Optimized Phase 3 trial design** and targeted GA lesion size for vision preservation
- **Upcoming Global Phase 3**, n=~300, adaptive design, >95% power, 3Q 2026 (Target)

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32 Milestones Anticipated Near-Term Targeted Milestones Retinitis Pigmentosa Stargardt Disease Geographic Atrophy OCU400 OCU410ST OCU410 100% Enrollment Completion Interim data Initiate Rolling BLA Submission Phase 3 topline data Initiate Phase 3Phase 2 Study Results 2026 2027 1Q 2Q 3Q 4Q 1Q 2Q Phase 3 top line data BLA Submission Ocugen - March 2026

Advancing cures for blindness Advancing cures for blindness IR@ocugen.com